AMENDMENT No. 1 TO ASSET PURCHASE AGREEMENT

THIS AGREEMENT is dated to be effective as of December 20, 2016.

BETWEEN

Gold Exploration Management Inc. ("GEM"), a company organized and existing under the laws of the State of Nevada, with its registered office located at 4410 Mountaingate, Reno Nevada, 89519

AND

Horizon Minerals Corp. ("Horizon"), a company organized and existing under the laws of the State of Delaware, with its registered office located at 9101 West Sahara Avenue, Suite 105-197, Las Vegas, NV  89117.

WHEREAS:

A.

Horizon and GEM are parties to that Asset Purchase Agreement dated for reference October 4, 2016; and

B.

Horizon and GEM wish to amend the Asset Purchase Agreement  as set forth herein,

NOW THEREFORE THIS AGREMENT WITNESSES THAT for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto mutually covenant and agree as follows:

1.

Unless otherwise defined in this Agreement, capitalized terms used herein and in the recitals hereto shall have the meaning set forth in the Asset Purchase Agreement;

2.

With effect from and including the date as first written above;

3.

The parties agree that the Asset Purchase Agreement shall be, and hereby is, amended as follows:

a)

Section 1.4 of the Asset Purchase Agreement shall be deleted in its entirety and replace with the following:

1.4

Change of Ownership:  The rights, title, and interest to the Mineral Assets shall be held in irrevocable trust by GEM for the sole benefit of Horizon until such date that the ownership of each claim can be officially transferred and registered with the appropriate federal, state, and county governmental agencies in accordance with the procedures set out for each type of claim. The sale and purchase of the Mineral Assets shall be conditional upon the change of ownership, failing which this Agreement shall become null and void. In such a case, no party shall be entitled to any compensation other than the return of the Purchase Shares.

b)

Schedule A referred to in the Asset Purchase Agreement shall deleted and replaced with the Amended Schedule A as included with this Agreement.

4.

Except as modified by this Agreement, the Asset Purchase Agreement remains in full force and effect in accordance with its terms, and is hereby ratified and confirmed in all respect by Horizon and GEM.

5.

This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterpart have been signed by each party hereto and delivered to the other party.

Amendment No. 1 to Asset Purchase Agreement	Page 1

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be dully executed and delivered as of 20th day of December, 2016.

Gold Exploration Management Inc.	Horizon Minerals Corp.

/s/ David A. Bending	/s/ Robert Fedun
David A. Bending, President	Robert Fedun, President

Amendment No. 1 to Asset Purchase Agreement	Page 2

AMENDED SCHEDULE A

MINERAL ASSETS

Amendment No. 1 to Asset Purchase Agreement	Page 3

AF Claims Filed and Pending Nye County

Claim Name	MC Numer (if available)	20 ac units	Area	Loc /reloc Date	Filing County	Filing BLM	TWP	RANGE	MERIDIAN	SECTION	QUADRAN
AF 5	NMC1129624	7	140		Aug 28 2016	Aug 31 201	16 S	51 E	Mt. Diablo	34	NW
AF 6	NMC1129625	7	140		Aug 28 2016	Aug 31 201	16 S	51 E	Mt. Diablo	34	NE
AF 7	NMC1129626	7	140		Aug 28 2016	Aug 31 201	16 S	51 E	Mt. Diablo	35	NW
AF 8	NMC1129627	7	140		Aug 28 2016	Aug 31 201	16 S	51 E	Mt. Diablo	35	NE
AF 9	NMC1129628	7	140		Aug 28 2016	Aug 31 201	16 S	51 E	Mt. Diablo	36	NW
AF 19	NMC1129629	7	140		Aug 28 2016	Aug 31 201	16 S	51 E	Mt. Diablo	34	SW
AF 20	NMC1129630	7	140		Aug 28 2016	Aug 31 201	16 S	51 E	Mt. Diablo	34	SE
AF 21	NMC1129631	7	140		Aug 28 2016	Aug 31 201	16 S	51 E	Mt. Diablo	35	NW
AF 22	NMC1129632	7	140		Aug 28 2016	Aug 31 201	16 S	51 E	Mt. Diablo	35	NE
AF 23	NMC1129633	7	140		Aug 28 2016	Aug 31 201	16 S	51 E	Mt. Diablo	36	SW
AF35	NMC1129634	7	140		Aug 28 2016	Aug 31 201	17S	51 E	Mt. Diablo	1	SW
AF36	NMC1129635	7	140		Aug 28 2016	Aug 31 201	17S	51 E	Mt. Diablo	1	SE
AF 41	NMC1129636	7	140		Aug 28 2016	Aug 31 2016			Mt. Diablo	24	NW
AF 42	NMC1129637	7	140		Aug 28 2016	Aug 31 2016			Mt. Diablo	24	SW
AF 45	NMC1129638	7	140		Aug 28 2016	Aug 31 2016			Mt. Diablo	24	NE
AF 46	NMC1129639	7	140		Aug 28 2016	Aug 31 2016			Mt. Diablo	24	SE
AF84	NMC1129640	7	140		Aug 28 2016	Aug 31 2016			Mt. Diablo	12	NE
AF85	NMC1129636	7	140		Aug 28 2016	Aug 31 201	17S	51 E	Mt. Diablo	12	SE
AF 86	NMC1129637	7	140		Aug 28 2016	Aug 31 201	17S	51 E	Mt. Diablo	13	NW
AF 87	NMC1129638	7	140		Aug 28 2016	Aug 31 201	17S	51 E	Mt. Diablo	13	SE
AF 88	NMC1129639	7	140		Aug 28 2016	Aug 31 201	17S	51 E	Mt. Diablo	18	NW
AF 90	NMC1129640	7	140		Aug 28 2016	Aug 31 201	17S	51 E	Mt. Diablo	18	NE
AF5N	Not Filed	7	140	Dec 15 2016			16S	51 E	Mt. Diablo	27	SW
AF6N		7	140	Dec 15 2016			16S	51E	Mt. Diablo	27	SE
AF7N		7	140	Dec 15 2016			16S	51E	Mt. Diablo	26	SW
AF8N		7	140	Dec 15 2016			16S	51E	Mt. Diablo	26	SE
AF9N		7	140	Dec 15 2016			16S	51E	Mt. Diablo	25	SW
AF10N		7	140	Dec 15 2016			16S	51E	Mt. Diablo	25	SE
AF11N		7	140	Dec 15 2016			16S	51E	Mt. Diablo	30	SW
AF12N		7	140	Dec 15 2016			16S	52E	Mt. Diablo	30	SE
AF12		7	140	Dec 15 2016			16S	52E	Mt. Diablo	31	NE
AF26		7	140	Dec 15 2016			16S	52E	Mt. Diablo	32	SE
AF31		7	140	Dec 15 2016			17S	52E	Mt. Diablo	6	NW
AF32		7	140	Dec 15 2016			17S	52E	Mt. Diablo	6	NE
AF37		7	140	Dec 15 2016			17S	52E	Mt. Diablo	6	SW

Amendment No. 1 to Asset Purchase Agreement	Page 4

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Amendment No. 1 to Asset Purchase Agreement	Page 6